SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__ )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive  Additional Materials
/ /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
         240.14a-12


                       COMMUNITY SAVINGS BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                 [COMMUNITY SAVINGS BANKSHARES, INC. LETTERHEAD]





                                                               November 10, 1999

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Community Savings Bankshares, Inc. (the "Company"). The meeting will be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Tuesday, December 21, 1999, at 1:30 p.m. Eastern Time.

         The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that shareholders may have.

         The formal business to be conducted at the Special Meeting consists of the consideration and approval of amendments to the 1999 Stock Option Plan, the 1999 Recognition and Retention Plan and Trust Agreement, the 1995 Stock Option Plan and the 1995 Recognition and Retention Plan for Employees and Outside Directors.

         The Board of Directors of the Company has determined that the matter to be considered at the Special Meeting is in the best interest of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" proposed amendments to the stock benefit plans.

         It is very important that your shares be represented and voted at the Special Meeting regardless of the number you own or whether you are able to attend the meeting in person. You may vote your shares either by telephone using the instructions on the enclosed proxy card (if these options are available to you), OR by marking, signing, dating and promptly returning your proxy card in the postage-paid envelope provided for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Special Meeting.

         Your continued support of and interest in the Company is sincerely appreciated.

                                       Sincerely,



                                       /s/ JAMES B. PITTARD, JR.
                                       -----------------------------------------
                                           James B. Pittard, Jr.
                                           President and Chief Executive Officer

                       COMMUNITY SAVINGS BANKSHARES, INC.
                              660 U.S. HIGHWAY ONE
                         NORTH PALM BEACH, FLORIDA 33408
                                 (561) 881-2212

                                ----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1999

                                ----------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Community Savings Bankshares, Inc. (the "Company") will be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Tuesday, December 21, 1999, at 1:30 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To amend the Company's 1999 Stock Option Plan, 1999 Recognition and Retention Plan and Trust, 1995 Stock Option Plan and 1995 Recognition and Retention Plan for Employees and Outside Directors; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed October 29, 1999 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

                                             By Order of the Board of Directors


                                             /s/ DEBORAH M. ROUSSEAU
                                             --------------------------------
                                                 Deborah M. Rousseau
                                                 Vice President and Secretary

North Palm Beach, Florida
November 10, 1999

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY ALSO VOTE BY TELEPHONE FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE SPECIAL MEETING.

--------------------------------------------------------------------------------

                       COMMUNITY SAVINGS BANKSHARES, INC.

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------


                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 21, 1999

         This Proxy Statement is furnished to holders of common stock, $1.00 par value per share ("Common Stock"), of Community Savings Bankshares, Inc., a Delaware corporation (the "Company"), which is the sole shareholder of Community Savings, F. A. (the "Association"), a federally chartered savings and loan association. At Special Meetings of Members and Shareholders held in December 1998, the Association's members and the shareholders of Community Savings Bankshares, Inc., a federal corporation (the "Mid-Tier Holding Company"), approved an Agreement and Plan of Reorganization whereby the Association became the wholly owned subsidiary of the Company (the "1998 Reorganization"). The 1998 Reorganization was consummated as of December 15, 1998. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Special Meeting of Shareholders ("Special Meeting") to be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Tuesday, December 21, 1999, at 1:30 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Special Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about November 10, 1999.

         Your vote is important. Because many shareholders cannot attend the Special Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone voting facilities will close at 5:00 p.m. on December 20, 1999.

         Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (mailed to the attention of Deborah M. Rousseau, Vice President and Secretary, Community Savings Bankshares, Inc., 660 U.S. Highway One, North Palm Beach, Florida 33408); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

         The telephone voting procedure is designed to authenticate shareholders by use of a control number and to allow shareholders to confirm that their instructions have been properly recorded.

         The method by which you vote will in no way limit your right to vote at the Special Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Special Meeting.


                                     VOTING

         Only shareholders of record of the Company at the close of business on October 29, 1999 (the "Voting Record Date") are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. On the Voting Record Date, there were 10,051,873 shares of Common Stock of the Company issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the Special Meeting.

         The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the Special Meeting and entitled to vote is required to approve the amendments to the stock benefit plans. Shares represented by a proxy card or telephonic vote which are voted as abstaining on the proposal will be treated as shares present and entitled to vote that were not cast in favor of the proposal to amend the stock benefit plans, and thus will be counted as votes against the matter. Under the rules of the New York Stock Exchange, the proposal to amend the stock benefit plans is considered to be a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."


                PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN, THE
            1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT,
               THE 1995 STOCK OPTION PLAN AND THE 1995 RECOGNITION
             AND RETENTION PLAN FOR EMPLOYEES AND OUTSIDE DIRECTORS

         The Board of Directors of the Company adopted the 1999 Stock Option Plan ("Option Plan") and the 1999 Recognition and Retention Plan and Trust Agreement ("Recognition Plan")(together, the "1999 Plans"), both of which were approved by shareholders of the Company at its annual meeting of shareholders held on June 18, 1999 (the "Annual Meeting"). The Company completed the 1998 Reorganization on December 15, 1998. Under applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans, such as the 1999 Plans, established or implemented within one year following the completion of a mutual to stock conversion (which includes the 1998 Reorganization) are required to contain certain restrictions and limitations. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans are approved by shareholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death unless then authorized by regulation or not otherwise prohibited by law or regulations. The 1999 Plans provide that in the event of a change in control of the Company or retirement of the recipient (as defined) vesting of awards would accelerate if, as of such date, such treatment is either authorized or is not prohibited by applicable law and regulations. The OTS has authorized the elimination of these provisions more than one year after a conversion, provided that shareholder approval of such amendments to the 1999 Plans is obtained.

         The Board of Directors of the Company has adopted amendments to the 1999 Plans, subject to approval by the shareholders, in order to remove the restrictions described above and to provide that new awards shall vest at the rate determined by the Board or the Stock Benefits Committee (the committee of the Board administering the 1999 Plans (the "Committee")) and that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the 1999 Plans. The 1999 Plans were also amended for conforming changes. These amendments are consistent with the Company's intentions when it originally adopted these 1999 Plans and such intentions were fully disclosed in the proxy materials for the Annual Meeting held in June 1999. OTS policy requires that these amendments be presented to shareholders more than one year after a mutual to stock conversion. The amendments do not increase the number of shares reserved for issuance under the 1999 Plans or change the vesting schedule or terms of outstanding awards under the 1999 Plans other than to accelerate the vesting upon a change in control or retirement. In the event that these amendments to the 1999 Plans are not approved by shareholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), but the other provisions of the 1999 Plans will remain in effect as originally adopted. The Company is not in discussions with respect to any transaction that would result in a change in control of the Company, and there are no proposals, arrangements or understandings known to the Company that would result in a change in control.

         In connection with the Association's mutual holding company formation in October 1994, the Association adopted the 1995 Stock Option Plan (the "1995 Option Plan") and the 1995 Recognition and Retention Plan for

Employees and Outside Directors (the "1995 Recognition Plan") ("collectively, the "1995 Plans" and with the 1999 Plans, the "Stock Plans"). Under applicable regulations of the OTS in effect at such time, the 1995 Plans were not permitted to include provisions that provided for accelerated vesting upon retirement. In addition, the 1995 Plans provided that the grants under the 1995 Plans would vest at a rate of 20% per year. Accordingly, to maintain consistency with the 1999 Plans, the Board has adopted amendments to the 1995 Plans to provide that existing and new awards (if any) will vest upon retirement as defined in the 1995 Plans, as amended. In addition, any new awards will vest at the rate determined by the Committee (which also administers the 1995 Plans). Certain other conforming amendments have also been made to the 1995 Plans primarily to reflect the occurrence of the 1998 Reorganization. The 1995 Plans were assumed by the Company in connection with the 1998 Reorganization. The 1995 Plans, as adopted by the Association and approved by shareholders in January 1995, included provisions providing for accelerated vesting of options and restricted stock awards in the event of a change in control.

         The Stock Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Plans are also designed to retain qualified directors for the Company. The 1999 and the 1995 Option Plans provide for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the Committee appointed by the Board are eligible to receive restricted stock awards under the 1999 and the 1995 Recognition Plans.

         The Stock Plans are administered and interpreted by the Committee which is comprised solely of two or more non-employee directors. The members of the Committee consist of Messrs. Harold I. Stevenson (Chairman), Forest C. Beaty, Jr., Robert F. Cromwell, Karl D. Griffin and Frederick A. Teed.

         Under the 1999 and the 1995 Option Plans, the Board of Directors or the Committee determines which officers, key employees and non-employee directors (with respect to the 1999 Option Plan only) will be granted options and stock appreciation rights, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock when the option is granted. Under the 1999 and 1995 Recognition Plans, the Board of Directors or the Committee determines which officers, key employees and non-employee directors (with respect to the 1999 Recognition Plan only) will be granted plan share awards, the number of shares subject to each award and the vesting schedule of such awards. Under the terms of the 1995 Plans, each non-employee director was granted a specific number of options and restricted stock awards as set forth in the 1995 Plans.

         As of October 29, 1999, options to purchase 547,065 shares and 425,328 shares of Common Stock have been granted and are outstanding under the 1999 Option Plan and the 1995 Option Plan (such number reflecting the effect of the 1998 Reorganization), respectively, and 502 shares remain available for future grant under the 1995 Option Plan. No shares remain available for future grant under the 1999 Option Plan. Included in the grants under the 1999 Option Plan were Options covering 56,782 to James B. Pittard, Jr. President and Chief Executive Officer, 29,391 shares to Larry J. Baker, Senior Vice President and Chief Financial Officer, 23,812 shares to Cecil F. Howard, Jr., Senior Vice President and Chief Lending Officer, and 27,353 shares to each non-employee director (five persons). Included in the grants under the 1995 Option Plan were grants made in 1999 covering 35,513 shares including 4,915, 2,544 and 2,061 shares granted to Messrs. Pittard, Baker and Howard, respectively. No additional grants were made to non-employee directors under the 1995 Option Plan.

         As of October 29, 1999, restricted stock awards for 218,826 shares and 194,624 shares, respectively, have been granted under the 1999 Recognition Plan and the 1995 Recognition Plan (such number reflecting the effect of the 1998 Reorganization). No shares remain available for restricted stock awards under the 1999 Recognition Plan or the 1995 Recognition Plan. Included in the restricted stock awards under the 1999 Recognition Plan were awards for 22,713, 11,756 and 9,525 shares to Messrs. Pittard, Baker and Howard, respectively, and 10,941 shares to each non-employee director. Included in the restricted stock awards under the 1995 Recognition Plan were awards made in 1999 totaling 21,393 shares including awards for 2,961, 1,532 and 1,242 shares to Messrs. Pittard, Baker and Howard, respectively. No additional restricted stock awards were made to non-employee directors under the 1995 Recognition Plan.

         Previously granted awards under the Stock Plans will vest at the rate of 20% per year over five years. THE PROPOSED AMENDMENTS TO THE STOCK PLANS WILL NOT AFFECT THE NUMBER OF SHARES PREVIOUSLY GRANTED NOR CHANGE THE VESTING SCHEDULE OF OUTSTANDING AWARDS UNDER THE STOCK PLANS BUT WILL PROVIDE THAT OUTSTANDING AWARDS, AS WELL AS NEWLY GRANTED AWARDS, WILL ACCELERATE IN CERTAIN CIRCUMSTANCES AS DESCRIBED ABOVE.

         A copy of the Amended and Restated 1999 Stock Option Plan is attached hereto as Appendix A, a copy of the Amended and Restated 1999 Recognition and Retention Plan and Trust Agreement is attached hereto as Appendix B, the Amended and Restated 1995 Stock Option Plan is attached hereto as Appendix C and the Amended and Restated 1995 Recognition and Retention Plan for Employees and Outside Directors is attached hereto as Appendix D.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE AMENDMENTS TO THE 1999 STOCK OPTION PLAN, THE 1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT, THE 1995 STOCK OPTION PLAN AND THE 1995 RECOGNITION AND RETENTION PLAN FOR EMPLOYEES AND OUTSIDE DIRECTORS TO PROVIDE THAT ANY FUTURE AWARDS GRANTED MAY VEST AT THE RATE DETERMINED BY THE BOARD OF DIRECTORS OR THE COMMITTEE AND THAT BOTH EXISTING AND FUTURE AWARDS GRANTED UNDER THE STOCK PLANS WILL ACCELERATE UNDER CERTAIN CIRCUMSTANCES.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

                                            Amount and Nature of Beneficial
Name of Beneficial Owner or                         Ownership as of               Percent of
Number of Persons in Group                  October 29, 1999 (1)(2)(3)(4)(5)     Common Stock
---------------------------------------------------------------------------------------------
Community Savings, F. A                                 777,041(6)                   7.7%
Employee Stock Ownership Plan
660 U.S. Highway One
North Palm Beach, Florida 33408

Capital Guardian Trust Company                        1,037,300(7)                  10.3%
Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025-3384

Josiah T. Austin (8)                                    769,589(8)                   7.7%
El Coronado Holdings, L.L.C
Star Route 395
Pearce, Arizona 85625

John Sheldon Clark (9)                                  532,268(9)                   5.3%
430 Park Avenue
Suite 1800
New York, New York 10022

DIRECTORS:
Frederick A. Teed                                        55,343                         *
James B. Pittard, Jr                                     68,308(10)                     *
Forest C. Beaty, Jr                                      56,499(11)                     *
Robert F. Cromwell                                       60,432                         *
Karl D. Griffin                                          56,137(12)                     *
Harold I. Stevenson, CPA                                 50,765(13)                     *

EXECUTIVE OFFICERS:
Larry J. Baker, CPA                                      52,826(14)                     *
Cecil F. Howard, Jr                                      30,799(15)                     *
Feriel G. Hughes                                            716(16)                     *
Mary L. Kaminske                                         41,773(17)                     *
Michael E. Reinhardt                                     44,938(18)                     *

All directors and executive officers as a               518,496(19)                  5.1%
 group (11 persons)

-------------------------------
*        Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals and entities. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

-------------------------------

(2) For shares, grants and options owned or made, as the case may be, prior to December 15, 1998, the data presented reflects an adjustment made in order to account for the share exchange ratio applied in connection with the 1998 Reorganization. In connection with the consummation of the 1998 Reorganization, as of December 15, 1998, the Mid-Tier Holding Company's common stock was exchanged for the Company's Common Stock pursuant to a ratio of 2.0445 shares of the Company's Common Stock for each one (1) share of the Mid-Tier Holding Company's common stock (the "Exchange Ratio") (except for the Mid-Tier Holding Company common stock owned by the MHC, which was canceled).

(3) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(4)      Includes   amounts   totaling   20,651,    34,749,    20,651,   20,651,
         20,651,18,709,   21,669,  12,807,  26,020  and  28,637  shares  awarded
         pursuant to the 1999 and/or the 1995 Recognition Plans granted to Messrs. Teed, Pittard, Beaty, Cromwell, Griffin, Stevenson, Baker, Howard and Reinhardt and Ms. Kaminske, respectively. Such shares may be voted by such persons although not all of such shares have vested and been distributed. The awards currently outstanding vest at the rate of 20% per year from the date of grant.

(5)      Includes  shares  totaling  19,381,  23,226,  19,381,  19,381,  19,381,
         19,381,  16,356, 6,132, 7,429 and 12,429 which may be acquired upon the exercise of options exercisable within 60 days of the Voting Record Date granted to Messrs. Teed, Pittard, Beaty, Cromwell, Griffin, Stevenson, Baker, Howard, Reinhardt and Ms. Kaminske, respectively, pursuant to the 1995 Option Plan.

(6) Does not include 22,941 shares allocated to or deemed beneficially owned pursuant to the Employee Stock Ownership Plan ("ESOP") by the executive officers, or such officers' spouses, as the case may be, listed below, which shares are reflected in such individuals' beneficial ownership.

(7) Reflects shares held by Capital Guardian Trust Company (729,160) and Capital International, Inc. (308,140) (collectively, "Capital").
         Capital Guardian Trust Company is a Bank (as defined under Section 3(a)6 of the Exchange Act) and is wholly owned by The Capital Group Companies, Inc. Capital International Research and Management, Inc., dba Capital International, Inc., is an Investment Advisor registered under Section 203 of the Investment Advisor Act of 1940 and is a wholly owned subsidiary of Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. Neither Capital Guardian Trust Company nor Capital International, Inc. owns shares for its own account. The shares are deemed to be beneficially owned by them in their capacities as investment manager and investment advisor, respectively, for various investment companies and/or institutional accounts, as the case may be. The percentage of Common Stock owned by Capital reflects the effect of the Company's repurchase program.

(8) Reflects 717,700 shares held by El Cornado Holdings, L.L.C. of which Mr. Austin is the sole managing member. Also includes 35,000 shares owned by Mr. Austin as well as 3,200 shares owned by the Christina C. Lowery Trust, 3,200 shares owned by the Matthew Austin Lowery Trust, 2,100 shares owned by the Valerie A. Gordon Trust and 8,389 shares owned by the Austin-Clark Insurance Trust. Mr. Austin serves as trustee of each of the four trusts.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

---------------------------

(9) Reflects 288,317 shares owned by Mr. Clark and 75,044 shares owned by his spouse. Also includes 101,928 shares held by three trusts entitled "Trust under the Will of Charles M. Clark, Jr." of which Mr. Clark is trustee. In addition, includes 66,979 shares owned by the Clark Family Foundation of which Mr. Clark is President.

(10) Includes 1,118 shares allocated to Mr. Pittard's wife, a former employee of the Association, pursuant to the Association's ESOP, 118 shares owned by Mr. Pittard's children, 3,740 shares allocated to Mr. Pittard pursuant to the ESOP and 11,407 shares owned jointly with Mr. Pittard's wife (of which 6,050 of such shares are included in the shares granted to Mr. Pittard pursuant to the 1995 Recognition Plan as noted above).

(11) Includes 9,322 shares owned jointly with Mr. Beaty's wife and 1,500 shares owned by Mr. Beaty's wife.

(12) Includes 7,155 shares owned jointly with Mr. Griffin's wife and 4,475 shares owned by Mr. Griffin's wife.

(13) Includes 5,111 shares owned by Mr. Stevenson's wife and 5,826 shares held jointly with Mr. Stevenson's wife, (all of such 5,826 shares are included in the shares granted to Mr. Stevenson pursuant to the 1995 Recognition Plan as noted above).

(14)     Includes 4,377 shares allocated to Mr. Baker pursuant to the ESOP.

(15) Includes 6,049 shares allocated to Mr. Howard pursuant to the ESOP and 196 shares owned by Mr. Howard's wife through her IRA.

(16)     Includes 616 shares allocated to Ms. Hughes pursuant to the ESOP.

(17) Includes 11,404 shares owned jointly with Ms. Kaminske's husband and 3,338 shares allocated to her pursuant to the ESOP.

(18) Includes 12,028 shares owned jointly with Mr. Reinhardt's wife (of which 9,404 of such shares are included in the shares granted to Mr. Reinhardt pursuant to the 1995 RRP as noted above) and 3,703 shares allocated to Mr. Reinhardt pursuant to the ESOP.

(19) Includes 194,880 shares held by the 1999 and 1995 Recognition Plans, which may be voted by directors and executive officers pending vesting and distribution, 22,941 shares allocated to executive officers and their spouses, as the case may be, pursuant to the ESOP and 162,639 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                                              EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Association for services rendered in all capacities during the past three years to the Chief Executive Officer and the two other officers of the Association and its subsidiaries whose compensation (salary and bonus) during the fiscal year ended December 31, 1998 exceeded $100,000. The Association changed its fiscal year from September 30 to December 31 subsequent to September 30, 1996. Accordingly, amounts for fiscal 1996 have been restated to be consistent with fiscal 1998. Said officers, who also serve as executive officers of the Company, do not receive separate compensation from the Company.

                                                  Annual Compensation           Long-Term Compensation
                                           ----------------------------------- -------------------------

                                                                                        Awards
                                                                  Other        -------------------------
      Name and                     Fiscal                         Annual                                      All Other
 Principal Position                 Year    Salary      Bonus  Compensation(1) Stock Grants(2) Options(2)  Compensation(3)
---------------------------------  ------  --------   -------- --------------- --------------- ----------  ---------------
James B. Pittard, Jr                1998   $228,053   $     --   $ 10,500       $     --        $     --       $ 16,496
    President and Chief             1997    205,754         --     10,500             --              --         30,238
    Executive Officer               1996    194,334         --     10,500             --              --         22,345

Larry J. Baker                      1998   $116,337   $     --   $     --       $     --        $     --       $ 11,466
    Senior Vice President,          1997    100,596         --         --             --              --         18,487
    Chief Financial Officer and     1996     94,860         --         --             --              --         13,583
    Treasurer and Director of
    the Association's Finance
    Division

Cecil F. Howard, Jr                 1998   $152,189   $     --   $     --       $     --        $     --       $ 15,097
    Senior Vice President and       1997    144,131         --         --          2,040          18,972         26,543
    Chief Lending Officer and       1996    133,579         --         --             --              --         19,552
    Director of the Association's
    Lending Division

----------------------
(1) Includes director fees paid for attendance at Board meetings of the Company and its subsidiaries. Does not include amounts attributable to miscellaneous benefits received by executive officers. In the opinion of management of the Association, the costs to the Association of providing such benefits to any individual

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

----------------------

         executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) For shares, restricted stock grants and options owned or made, as the case may be, prior to December 15, 1998, the data presented reflects an adjustment made in order to account for the Exchange Ratio resulting from the 1998 Reorganization.

(3) Represents amounts allocated during the years ended December 31, 1998, 1997 and 1996 on behalf of Messrs. Pittard, Baker and Howard pursuant to the ESOP.

DIRECTOR COMPENSATION

         BOARD FEES. During the year ended December 31, 1998, each member of the Board of Directors of the Company and its subsidiaries received a monthly meeting fee of $1,750, except Mr. Pittard who received $875 per monthly meeting. As of February 1999, the Chairman of the Company and its subsidiaries receives $3,000 per month, each outside director receives $2,000 per month and Mr. Pittard receives $1,000 per month.

         STOCK OPTIONS. Pursuant to the 1995 Option Plan each non-employee director of the Association was granted in January 1995 a compensatory stock option to purchase 11,850 shares of Common Stock. Pursuant to the Exchange Ratio utilized in the 1998 Reorganization each director (who is also a director of the Company) now has an option to purchase 24,227 shares of Common Stock. In June 1999, subsequent to the 1999 Annual Meeting, each non-employee director of the Company received a compensatory stock option to purchase 27,353 shares of Common Stock pursuant to the 1999 Option Plan. All options granted to date to non-employee directors under both the 1999 and the 1995 Option Plans vest at the rate of 20% per year from the date of grant.

         RESTRICTED STOCK AWARDS. Pursuant to the 1995 Recognition Plan, each non-employee director of the Association was granted 4,750 shares of restricted stock, which grant now represents 9,711 shares (assuming that previously vested shares have not been sold) after giving effect to the Exchange Ratio. In June 1999, subsequent to the 1999 Annual Meeting, each non-employee director of the Company was granted 10,941 shares of restricted stock pursuant to the 1999 Recognition Plan. The restricted stock granted to date pursuant to both the 1995 and the 1999 Recognition Plans vests at the rate of 20% per year from the date of grant.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         The Company and the Association (the "Employers") have entered into an employment agreement with James B. Pittard, Jr., President and Chief Executive Officer of the Company and the Association, pursuant to which the Employers have agreed to employ Mr. Pittard for a term of one year in his current position. The agreement with Mr. Pittard initially is at his current salary level. The term of the employment agreement remains for a one year period as it renews daily for successive one-day periods unless the Company and the Association provide notice not less than 60 days prior to such date not to extend the employment term. The employment agreement will be reviewed annually by the Boards of Directors of the Employers. In addition, under the employment agreement, Mr. Pittard agreed that upon termination of the agreement (other than due to disability, retirement or for cause) for a period of one year thereafter, he would not compete with the Employers under certain circumstances.

         The employment agreement is terminable with or without cause by the Employers. Mr. Pittard shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) Mr. Pittard terminates his employment because of the Employer's failure to comply with any material provision of the employment agreement or the Employers change Mr. Pittard's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, Mr. Pittard will be entitled to a cash severance amount equal to his annual compensation, as defined in the agreement.

         The Employers have also entered into Change in Control Agreements with seven officers, including five executive officers: Messrs. Pittard, Baker, Howard and Reinhardt and Ms. Kaminske (the "Executives"). The Change in Control Agreements have terms of three years, which term shall be extended each year for a successive additional one-year period upon approval of the Boards of Directors unless the Executive or the Employers elect, not less than 30 days (60 days with respect to Mr. Pittard) prior to the annual anniversary date, not to extend the term.

         The Change in Control Agreements provide that if certain adverse actions are taken with respect to the Executive's employment following a change in control, as defined, of the Company or the Association, the Executive will be entitled to a cash severance amount equal to the Executive's annual compensation, as defined in the Change in Control Agreements (except Mr. Pittard's agreement provides for payment equal to three times his annual compensation). In addition, the Executive will be entitled to a continuation of benefits similar to those he or she is receiving at the time of such termination for a period of one year (or the remaining term of the agreement with respect to Mr. Pittard) or until he or she obtains full-time employment with another employer, whichever occurs first. The amount of severance benefits payable under both Change in Control Agreements and the employment agreement are limited to that amount which will not result in any position of such payment being deemed an excess parachute payment under Section 280G of the Internal Revenue Code.

         A change in control is generally defined in the Change in Control Agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and
(ii) a change in two-thirds of the directors of the Company during any two-year period without the approval of at least a majority of the persons who were directors of the Company at the beginning of such period. If a change in control of the Company had occurred as of December 31, 1998, Messrs. Pittard, Baker, Howard and Reinhardt and Ms. Kaminske would be entitled to receive $723,000, $127,000, $155,000, $86,000, and $91,000, respectively.

STOCK OPTIONS

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the 1995 Option Plan by the named executive officers during the fiscal year ended December 31, 1998 and options held at December 31, 1998. No options were granted to the named executive officers during fiscal 1998.

                                                                                    Value of Unexercised in the
                                                      Number of Unexercised        Money Options at Fiscal Year
                                                      Options at Year End(1)                   End(2)
                                                  -----------------------------    ----------------------------

                          Shares
                         Acquired
                            on         Value
Name                     Exercise     Realized    Exercisable     Unexercisable    Exercisable    Unexercisable
---------------------    --------     --------    -----------     -------------    -----------    -------------
James B. Pittard, Jr.     10,631      $117,000        23,225           29,114        $ 123,302      $ 154,566
Larry J. Baker                 0      $      0        12,267            8,178        $  65,126      $  43,417
Cecil F. Howard, Jr.           0      $      0         3,066           12,267        $   4,443      $  17,775

(1)      Reflects application of the Exchange Ratio.
(2) Based on a per share market price of $10.75 at December 31, 1998 after applying the Exchange Ratio.

         In May 1999, Messrs. Pittard, Baker and Howard were granted options covering 4,915, 2,544 and 2,061 shares, respectively, at an exercise price of $12.375 per share (the fair market value of the Common Stock on the trading day immediately preceding the date of grant ) pursuant to the 1995 Option Plan. In June 1999, subsequent to the 1999 Annual Meeting, Messrs. Pittard, Baker and Howard were granted options covering 56,782, 29,391 and 23,812 shares, respectively, at an exercise price of $12.188 per share (fair market value of the Common Stock on the date of grant) pursuant to the 1999 Option Plan.

DEFINED BENEFIT PLAN

         The Association maintains a noncontributory defined benefit plan (the "Retirement Plan"). All employees age 21 or older who have worked at the Association for a period of one year and been credited with at least 1,000 hours of employment with the Association during the year can accrue benefits under the Retirement Plan. The Association annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65 (or completion of 30 years of service with the Association, if earlier), the plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 1.75% of a participant's average monthly compensation based on the average of the three consecutive years during the last 10 calendar years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 35 years) to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. A reduced benefit is payable upon early retirement at or after age 55 and the completion of fifteen years of service with the Association. Benefits are also paid from the Retirement Plan upon a Participant's disability or death. Upon termination of employment other than as specified above, a participant who was employed by the Association for a minimum of two years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. Participants whose vested benefit upon termination is less than $3,500 will normally receive their benefit in a single lump sum payment.

         The following table sets forth estimated annual benefits payable upon retirement at age 65 to the named executive officers under the Association's Retirement Plan based upon various levels of compensation and years of service.

     Final Average
     Compensation              Years of Benefit Service at Retirement
---------------------- -----------------------------------------------------

                         15         20           25          30        35
                       -------    -------      -------     -------   -------
      $  25,000        $ 6,563    $ 8,750      $10,938     $13,125   $15,313
         50,000         13,125     17,500       21,875      26,250    30,625
         75,000         19,688     26,250       32,813      39,375    45,938
        100,000         26,250     35,000       43,750      52,500    61,250
        125,000         32,813     43,750       54,688      65,625    76,563
        150,000         39,375     52,500       65,625      78,750    91,875
        160,000         42,000     56,000       70,000      84,000    98,000
      and above

         The maximum annual compensation which may be taken into account under the Internal Revenue Code (as adjusted from time to time by the Internal Revenue Service ("IRS")) for calculating contributions under qualified defined benefit plans after December 31, 1998 is $160,000 and the maximum annual benefit permitted under such plans is $130,000.

         At December 31, 1998, Messrs. Pittard, Howard and Baker had 17, 11 and 16 years of credited service, respectively, under the Retirement Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Association has established an ESOP for employees age 21 or older who have at least one year of credited service with the Association. The ESOP is funded by the Association's contributions made in cash (which primarily will be invested in Common Stock) or Common Stock. Benefits may be paid either in shares of Common Stock or, to the extent permitted, in cash.

         In October 1994, the ESOP borrowed $2.8 million from an unaffiliated lender to purchase 190,388 shares of Association common stock in the open market (which was deemed exchanged for Mid-Tier Holding Company common stock as a result of the Mid-Tier Reorganization). The Association makes scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and interest on the loan, which has a maturity of seven years. During 1998, the Mid-Tier Holding Company loaned sufficient funds to the ESOP to permit the ESOP to repay the loan to the unaffiliated lender. The terms of the loan to ESOP from the Company are similar to those of the loan from the unaffiliated lender. In connection with the 1998 Reorganization, the ESOP borrowed funds from the Company to purchase 437,652 shares of the Company's Common Stock. Collateral for the loan is the Company's Common Stock purchased by the ESOP with the loan proceeds. The two loans will be repaid principally from the Association's contributions to the ESOP over a period of 3 and 15 years, respectively. The loans bear fixed interest rates of 8.50% and 7.75%, respectively. Shares purchased by the ESOP using the loan proceeds are held in a loan expense account and released on a pro rata basis as debt service payments are made. The Mid-Tier Holding Company common stock held by the ESOP prior to the 1998 Reorganization was converted into Company Common Stock pursuant to the Exchange Ratio.

         The Association may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Association. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loans are held in loan suspense accounts and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense accounts will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Association might otherwise have contributed to the ESOP. Benefits generally vest at the rate of 20% per year beginning in the second year of participation until the participant becomes 100% vested after six years of credited service. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Association's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The Stock Benefits Committee of the Company's Board of Directors administers the ESOP and an unaffiliated financial institution has been appointed to act as trustee of the related trust. The Stock Benefits Committee may instruct the trustee regarding investment of funds contributed to the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustee in the same ratio on any matter as those allocated shares for which instructions are given.

         The ESOP is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor thereunder.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains a non-qualified supplemental executive retirement plan ("SERP") for certain executives and former executives (including Messrs. Teed, Pittard, Baker and Howard) of the Association to compensate those executives participating in the Association's Retirement Plan whose benefits are limited by Section 415 or Section 401(a)(17) of the Internal Revenue Code. As of December 31, 1998, there were four executive officers participating in the SERP. The SERP provides the designated executives with retirement benefits generally equal to the difference between (i) seventy-five percent (75%) of the executive's compensation and (ii) the sum of the executive's retirement benefit under the Association's Retirement Plan and the executive's social security benefits. Benefits under the SERP vest on normal retirement age (age 65). If an executive remains employed with the Association after normal retirement age, the executive will receive retirement benefits, actuarially adjusted to reflect the executive's later retirement. Retirement benefits will be payable to the executive in the form of a quarterly benefit for fifteen consecutive years. Death benefits are payable to an executive's beneficiary only if the executive survives to retirement from the Association. Benefits will be paid to the beneficiary until the executive and the beneficiary have received a total of sixty quarterly payments.

         The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Association. However, the Association has chosen to purchase life insurance contracts to ensure that sufficient assets will be available to pay the benefits under the SERP.

         The benefits paid under the SERP supplement the benefits paid by the Retirement Plan. The following table indicates the expected aggregate annual retirement benefit payable from the SERP to SERP participants, expressed in the form of a single-life annuity for the final average salary and years of service specified below.


     Final Average                     Years of Service and
     Compensation                  Benefit Payable at Retirement
---------------------- -------------------------------------------------------

                          15          20         25           30         35
                       --------    --------   --------     --------   --------

       $100,000        $ 32,636    $ 23,886   $ 15,136     $  6,386   $     --
        125,000          44,824      33,886     22,949       12,011      1,074
        150,000          57,011      43,886     30,761       17,636      4,522
        175,000          73,136      59,136     45,136       31,136     17,136
        200,000          91,886      77,886     63,888       49,886     35,886
        225,000         110,636      96,636     82,636       68,636     54,636
        250,000         129,588     115,588    101,588       87,588     73,588
        275,000         148,338     134,338    120,338      106,338     92,338
        300,000         167,088     153,088    139,088      125,088    111,088

         At December 31, 1998, Messrs. Pittard, Howard and Baker had 17, 11 and 16 years, respectively, of credited service under the SERP. The Association's pension cost attributable to the SERP was $76,000 for the year ended December 31, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Executive compensation philosophy, policies, levels and programs are the responsibility of the full Board of Directors. Mr. Pittard, who serves as President and Chief Executive Officer, as well as a director of the Company and the Association, does not participate in the Board's determination of compensation for the President and Chief Executive Officer. In addition, Mr. Teed, currently Chairman of the Board, served as President and Chief Executive Officer of the Association from 1983 to 1993.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have included in the proxy material of the Company relating to the annual meeting of shareholders of the Company to be held in 2000 must be received at the principal executive offices of the Company, 660 U.S. Highway One, North Palm Beach, Florida 33408,
Attention: Deborah M. Rousseau, Vice President and Secretary, no later than December 30, 1999. If such proposal is in compliance with all applicable requirements, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Special Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., Inc., a professional proxy solicitation firm to assist in the solicitation of proxies. Such firm will be paid a fee of $4,000 plus reimbursement for reasonable out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                        By Order of the Board of Directors


                                        /s/ DEBORAH M. ROUSSEAU
                                        --------------------------------
                                            Deborah M. Rousseau
                                            Vice President and Secretary

                                                                      APPENDIX A

                       COMMUNITY SAVINGS BANKSHARES, INC.
                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Community  Savings   Bankshares,   Inc.  (the   "Corporation")   hereby
establishes this 1999 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Association" means Community Savings, F. A., a wholly owned subsidiary of the Corporation.

         3.02 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.03  "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (iv) during any period three consecutive years during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof of unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least majority of the directors then still in office who were directors at the beginning of the period. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05  "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         3.07 "Common Stock" means shares of common stock, par value $1.00 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association or any Subsidiary Company, or is an Officer of the Corporation, the Association or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or any Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board of Directors of the Corporation or Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association or any successor thereto, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former shareholders of the Association) in connection with the reorganization of the Association from the mid-tier mutual holding company structure to the stock holding company structure.

         3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Association or any successor thereto (including service as a director emeritus or an advisory director) after attaining the age of 65.

         3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.01 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 547,065, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Awards made to Non-Employee Directors in the aggregate may not exceed 25% of the number of shares available under this Plan, in each case subject to adjustment as provided in Article IX.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02  Option Exercise Price.

               (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

               (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

         8.03  Vesting and Exercise of Options.

               (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in Sections 8.03(b) and 8.03(c) hereof, no Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date the Employee's employment or the Non-Employee Director's service with the Corporation and all Subsidiary Companies (or any successor companies) is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, if applicable, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and deemed vested on the final date of vesting.

               (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee

Director because of his death, Disability or Retirement. In addition, all Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

         8.04  Duration of Options.

               (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

               (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company or any successor thereto as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company (or any successor thereto) following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event,  however,  shall any Option be  exercisable  more than ten
(10) years from the date it was granted.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this
Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

               (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

               (b) Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

               (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10  Stock Appreciation Rights.

               (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (each such right being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

               (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

               (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

               (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

               (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

         12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                                DEFERRED PAYMENTS

         13.01 Deferral of Options and Stock Appreciation Rights. Notwithstanding any other provision of this Plan, any Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the recognition of ordinary income resulting from the exercise of any Non-Qualified Option not transferred under the provisions of
Section 8.05 hereof and of any Stock Appreciation Rights.

         13.02 Timing of Election. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the ordinary income resulting from the exercise of an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         13.03 Stock Option Deferral. The deferral of the ordinary income resulting from the exercise of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee. The income resulting from such an exercise shall be credited to a deferred stock option account established for the Optionee (which may be part of an existing deferred compensation trust account). The income shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to such income. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Optionee's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.04 Stock Appreciation Right Deferral. The deferral of the ordinary income resulting from the exercise of Stock Appreciation Rights may be made by an Optionee subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Optionee's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.05 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Optionee's deferred stock option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         13.06 Assignability. No rights to deferred stock option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

         13.07 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided that this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

         14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XV
                              SHAREHOLDER APPROVAL

         The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq Stock Market, and (iv) the regulations of the Office of Thrift Supervision.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

         16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B

                       COMMUNITY SAVINGS BANKSHARES, INC.
             1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Community Savings Bankshares, Inc. (the "Corporation") hereby establishes the 1999 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1999 Recognition and Retention Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Association" means Community Savings, F. A., a wholly owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03  "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (iv) during any period of three consecutive years during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-
thirds thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least majority of the directors then still in office who were directors at the beginning of the period. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05  "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to Article IV hereof.

         3.07 "Common Stock" means shares of common stock, par value $1.00 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association, or any Subsidiary Company, or is an Officer of the Corporation, the Association, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or a Subsidiary Company.

         3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agrees to participate in the Plan.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association (or any successor company), who is not an Officer or Employee of the Corporation, the Association or any Subsidiary Company.

         3.14 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former shareholders of the Association) in connection with the reorganization of the Association from the mid-tier mutual holding company structure to the stock holding company structure.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

         3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                                  (i)     net   income,    as    adjusted    for
                                          non-recurring items;
                                  (ii)    cash  earnings;
                                  (iii)   earnings per share;
                                  (iv)    cash earnings per share;

                                  (v)     return on average equity;
                                  (vi)    return on average assets;
                                  (vii)   asset quality;
                                  (viii)  stock price;
                                  (ix)    total shareholder return;
                                  (x)     capital;
                                  (xi)    net interest income;
                                  (xii)   market share;
                                  (xiii)  cost control or efficiency ratio; and
                                  (xiv)   asset growth.

         3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

         3.20 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

         3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Association or any successor thereto (including service as a director emeritus or advisory director) after attaining the age of 65.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

         3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

         4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

         4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

         5.02  Investment  of Trust  Assets;  Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 218,826 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 25% of the number of shares available under this Plan, in each case subject to adjustment as provided in Section 10.01 hereof.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

         6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

         6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01  Earning Plan Shares; Forfeitures.

               (a) General Rules. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate determined by the Board or the Committee pursuant to the provisions of Article VI hereof. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the date such Plan Share Awards are fully vested for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any vesting date, if applicable, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting of the grant.

               (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

               (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

               (d) Revocation for Misconduct. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         7.02 Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each Plan Share (excluding Performance Share Awards) (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such
Performance Share Award is then held by the Trust (whether declared before or after the applicable Performance Share Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Performance Share Awards become earned.

         7.03  Distribution of Plan Shares.

               (a) Timing of Distributions: General Rule. Subject to the provisions of Sections 7.03(b) and 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

               (b)   Timing:  Exception  for 10%  Shareholders.  Notwithstanding
Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Association's reorganization from the mid-tier mutual holding company structure to the stock holding company structure to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless specifically approved by two-thirds of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Association's reorganization from the mid-tier mutual holding company structure to the stock holding company structure to stock form.

               (c) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

               (d) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

               (e) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         7.05  Performance Share Awards

               (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

               (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

               (c) Restrictions on Grants. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

               (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

               (e) Transferability. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

               (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII
                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

               (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

               (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

               (f) To employ brokers, agents, custodians, consultants and accountants.

               (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

               (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

         9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the receipt of Plan Shares subject to Awards granted hereunder.

         9.02 Timing of Election. The election to defer the receipt of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Plan Shares. Deferrals of eligible Plan Shares shall only be allowed for those Plan Shares scheduled to vest while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the receipt of eligible Plan Shares shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         9.03 Plan Share Award Deferral. The deferral of Plan Shares may be elected by a Recipient subject to the rules and regulations established by the Committee. Upon the vesting of such Plan Shares, the Committee shall credit to a deferred stock award account established for the Recipient (which may be part of an existing deferred compensation trust account) a number of deferred shares or share units equivalent in value to the number of deferred Plan Shares multiplied by the Fair Market Value of the Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date the deferred Plan Shares vest. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of the Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Recipient's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         9.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Recipient's deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock award accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         9.05 Assignability. No rights to deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

         9.06 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

         10.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Notwithstanding any other provision of this Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

         10.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         10.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         10.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

         10.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

         10.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's shareholders.

         10.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

         10.09 Tax Status of the Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Agreement to be executed by its duly authorized officers and its corporate seal to be affixed and duly attested, and the Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 30th day of September 1999.

                                 COMMUNITY SAVINGS BANKSHARES, INC.


                                 BY: /s/ JAMES B. PITTARD, JR.
                                     -----------------------------------------
                                         James B. Pittard, Jr.,
                                         President and Chief Executive Officer


ATTEST:                          TRUSTEES:


/s/ DEBORAH M. ROUSSEAU          /s/ FREDERICK A. TEED
-----------------------          ---------------------------------------------
Deborah M. Rousseau                  Frederick A. Teed
Secretary

                                 /s/ FOREST C. BEATY, JR.
                                     -----------------------------------------
                                     Forest C. Beaty, Jr.


                                 /s/ ROBERT F. CROMWELL
                                     -----------------------------------------
                                     Robert F. Cromwell


                                 /s/ KARL D. GRIFFIN
                                     -----------------------------------------
                                     Karl D. Griffin


                                 /s/ HAROLD I. STEVENSON
                                     -----------------------------------------
                                     Harold I. Stevenson

                                                                      APPENDIX C

                            COMMUNITY SAVINGS, F. A.
                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN


1.       PURPOSE

         The purpose of the Community Savings, F. A. 1995 Stock Option Plan (the "Plan") is to advance the interests of Community Savings, F. A. (the "Association") and its shareholders by providing Employees of the Association and its affiliates, including ComFed, M. H. C., the mutual holding company of the Association (the "Company"), and the Stock Holding Company upon whose judgment, initiative and efforts the successful conduct of the business of the Association and its affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       DEFINITIONS

         "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Association, as such terms are defined in Section 424(e) or 424(f), respectively, of the Internal Revenue Code of 1986, as amended.

         "AWARD" means an Award of Nonstatutory Stock Options, Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

         "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "BOARD OF DIRECTORS" means the Board of Directors of the Association, or in the event of a Conversion Transaction, the Stock Holding Company.

         "CHANGE IN CONTROL" means:

         (1) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Association, the Company or the Stock Holding Company, or a similar transaction in which the Association, the Company or the Stock Holding Company is not the resulting entity;

         (2) individuals who constitute the Incumbent Board of the Association, the Company, or the Stock Holding Company cease for any reason to constitute a majority thereof; or

         (3) a change in control within the meaning of 12 C.F.R. Section 574.4, as determined by the board of directors of the Association, the Company or the Stock Holding Company;

         (4) In the event that the Company converts to the Stock Holding Company on a stand-alone basis, a "change in control" of the Association or the Stock Holding Company (a) shall mean an event of a nature that would be required to be reported in response to Item 1a of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or results in a Change in Control of the Association or the Stock Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift

Supervision (or its predecessor agency), as in effect on the date hereof, (b) without limitation shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Stock Holding Company is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Association or the Stock Holding Company representing 25% or more of the Association's or the Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Association received by the Stock Holding Company in connection with the Reorganization or a Conversion Transaction and any securities purchased by the Association's employee stock ownership plan and trust shall not be counted in determining whether such plan is the beneficial owner of more than 25% of the Association's or the Stock Holding Company's securities, (ii) a proxy statement soliciting proxies from shareholders of the Association or the Stock Holding Company, by someone other than the current management of the Association or the Stock Holding Company, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Stock Holding Company or the Association or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Association or the Stock Holding Company, or (iii) a tender offer is made for 25% or more of the voting securities of the Association or the Stock Holding Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Association or the Stock Holding Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         Notwithstanding the foregoing, a "Change in Control" of the Association or the Company shall not be deemed to have occurred if the Company ceases to own at least 51% of all outstanding shares of stock of the Association in connection with a conversion of the Company from mutual to stock form.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Stock Benefits Committee of the Board of Directors consisting of at least three Outside Directors of the Association, the Stock Holding Company or the Company, and all of whom are and must be "disinterested directors" as that term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         "COMMON STOCK" means the common stock of the Association, par value $1.00 per share, or, in the event of a Conversion Transaction, the Stock Holding Company.

          "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion, as contemplated by regulations of the OTS or any successor thereof.

         "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

         "DIRECTOR" means a member of the Board of Directors.

         "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "EMPLOYEE"   means  any  person  who  is  currently   employed  by  the
Association or an Affiliate, including officers.

         "FAIR MARKET VALUE" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market (as published by the Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon; provided, however, that if the Common Stock is not reported on the Nasdaq National Market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee shall be authorized to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "INCENTIVE STOCK OPTION" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

         "INCUMBENT BOARD" means, in the case of (i) the Company or the Stock Holding Company, or (ii) the Association, the Board of Directors of the Company, the Stock Holding Company or the Association, respectively, on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

         "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 9.

          "NONSTATUTORY STOCK OPTION" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "OFFERING" means the initial public offering of the Common Stock of the Association.

         "OPTION" means Award granted under Section 7 or Section 8.

         "OUTSIDE DIRECTOR" means a Director who is not also an employee.

         "PARTICIPANT"   means  an  Outside  Director  or  an  Employee  of  the
Association or its Affiliates chosen by the Committee to participate in the Plan.

         "REORGANIZATION" means the reorganization of Community Savings, F. A. as a stock savings association and the establishment of the Company as its mutual holding company parent.

         "RETIREMENT" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company, the Association or the Stock Holding Company, or, if no such plan is applicable, which would constitute "retirement" under the Association's pension benefit plan, if such individual were a participant in that plan. With respect to Outside Directors, retirement means retirement from service on the Board of Directors of the Company, the Association or the Stock Holding Company or any successor thereto (including service as a director emeritus or an advisory director) after attaining the age of 65.

         "STOCK HOLDING COMPANY" means the holding company resulting from a stock conversion of the Company in a Conversion Transaction.

         "TERMINATION FOR CAUSE" means the termination of employment caused by the individual's personal dishonesty, willful misconduct, any breach of a fiduciary duty involving personal profit or intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, any of which results in material loss to the Association, the Company, or one of its Affiliates.

3.       ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         The Awards of Nonstatutory Options to Outside Directors under Section 7 of the Plan are intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3(c)(2)(ii), neither the Committee nor the Board shall have the authority to determine the amount and price of securities to be awarded and/or timing of awards under Section 7 of the Plan to designated directors or categories of directors, which terms shall be set forth herein. To the extent any provision of the Plan or action by Plan administrators fails to comply with this subsection 3, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board.

4.       TYPES OF AWARDS

         Awards under the Plan may be granted in any one or a combination of (a) Incentive Stock Options as defined in Section 7; (b) Non-Statutory Stock Options as defined in Section 8; and (c) Limited Rights as defined herein in Section 9.

5.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 14, the maximum number of shares reserved for issuance under the Plan is ten percent (10%) of the shares of Common Stock of the Association sold in connection with the Stock Offering (or 237,986 shares). The maximum number of shares reserved for issuance to Employees is seven and one-half percent (7.5%) of the shares of Common Stock issued in connection with the Offering. The maximum number of shares reserved for issuance to Outside Directors is two and one-half percent (2.5%) of the shares of Common Stock issued in connection with the Offering.

         The shares of Common Stock represented by such options may be either authorized but unissued shares or shares previously issued and reacquired by the Association, the Stock Holding Company or the Company. To the extent that options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       ELIGIBILITY

         Officers and other employees of the Association or its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of the Association or its affiliates shall not be eligible to receive Incentive Stock Options under the Plan. Outside Directors shall be eligible to receive only Nonstatutory Stock Options.

7.       NON-STATUTORY STOCK OPTIONS

         7.1 GRANT OF NON-STATUTORY STOCK OPTIONS

         (a) GRANTS TO OUTSIDE DIRECTORS. Each Outside Director who is serving in such capacity on the date of the Association's Offering and at the Effective Date of the Stock Option Plan, shall be granted Options to purchase 11,850 of Common Stock of the Association, subject to adjustment pursuant to Section 14. Each person who becomes an Outside Director subsequent to the Effective Date of the Stock Option Plan, shall be granted Nonstatutory Stock Options to purchase 200 shares of the Common Stock, subject to adjustment pursuant to Section 14, to the extent shares remain available under this Stock Option Plan. Nonstatutory Stock Options granted under this Plan are subject to the terms and conditions set forth in this Section 7.

         (b) GRANTS TO EMPLOYEES. The Committee may, from time to time, grant Nonstatutory Stock Options to eligible Employees and, upon such terms and conditions as the Committee may determine, grant Nonstatutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Nonstatutory Stock Options granted under this Plan are subject to the terms and conditions set forth in this Section 7.

         (c) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Association and the employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant. The maximum number of shares subject to a Nonstatutory Option that may be awarded under the Plan to any Employee shall be 40,000.

         (d) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be determined by the Committee on the date the Option is granted. Except as provided below, such purchase price shall not be less than 100% of the Fair Market Value of the Association's or the Stock Holding Company's Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option granted in exchange for and upon surrender of previously granted awards shall be not less than 100% of the Fair Market Value of the Association's or the Stock Holding Company's Common Stock on the date the Option is granted, but in no event may the purchase price of any Non-Statutory Stock Option be less than the par value of the Common Stock. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Association or the Stock Holding Company at the Fair Market Value of such shares determined in the manner described in
Section 2.

         (e) MANNER OF EXERCISE. Nonstatutory Stock Options granted under the Stock Option Plan shall vest to a Participant at the rate, to the extent and subject to such limitations as may be specified by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President and Chief Executive Officer or the Secretary of the Association. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock of the Association or the Stock Holding Company at the Fair Market

Value of such shares  determined on the exercise date by the manner described in
Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (f) TERMS OF OPTIONS. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. The Nonstatutory Options shall be exercisable in installments, as determined by the Committee. The Committee shall determine the date on which each installment shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee, in its sole discretion, may accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, (i) in the event of a Change in Control of the Association, the Company or the Stock Holding Company, all Non-Statutory Stock Options shall become immediately vested and exercisable in full and (ii) all Non-Statutory Stock Options shall become immediately vested and exercisable in full on the date an Employee terminates his employment with the Company, the Association or the Stock Holding Company or an Outside Director terminates his service as an Outside Director as a result of his Retirement.

         (g) TERMINATION OF EMPLOYMENT OR SERVICE. Upon the termination of an Employee's employment or upon termination of an Outside Director's service for any reason other than Disability, death, Termination for Cause, Change in Control or Retirement, the Employee's or Outside Director's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable by the Employee or Outside Directors at the date of termination and only for a period of one year following termination. In the event of Termination for Cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death or Disability of any Employee or Outside Director, all Non-Statutory Stock Options held by such Employee or Outside Director, whether or not exercisable at such time, shall be exercisable by such person or his legal representatives or beneficiaries for one year following the date of his death or cessation of employment or service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term. Notwithstanding the above, all Non-Statutory Options held by a Participant whose employment as an Employee or service as an Outside Director terminates following a Change in Control of the Association, the Stock Holding Company or the Company shall be exercisable for one year following such termination of employment or service.

8.       INCENTIVE STOCK OPTIONS

         8.1 GRANT OF INCENTIVE STOCK OPTIONS

         The Committee, from time to time, may grant Incentive Stock Options to eligible Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Association and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant.

         (b) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Association's or the Stock Holding Company's Common Stock on the date the Incentive Stock Option is granted. However, if an Employee owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Association or the Stock Holding Company (or under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the

Association or its Affiliates by reason of the ownership of such classes of common stock directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Employee or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Association's or the Stock Holding Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Association or the Stock Holding Company. If previously acquired shares of common stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of exercise of the Incentive Stock Option.

         (c) MANNER OF EXERCISE. Incentive Stock Options granted under the Stock Option Plan shall vest to a Participant at the rate, to the extent and subject to such limitations as may be specified by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President and Chief Executive Officer or the Secretary of the Association, provided, however, that no Options shall be exercisable prior to approval of the Plan by shareholders. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock of the Association. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise of the Incentive Stock Option.

         (d) AMOUNT OF OPTIONS. Incentive Stock Options may be granted to any eligible Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Employee shall be 40,000. In granting Incentive Stock Options the Committee shall consider the position and responsibilities of the eligible Employee, the length and value of his or her service to the
Association, the compensation paid to the Employee and the Committee's evaluation of the performance of the Association according to measurements that include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (e) TERM OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Employee, at the time an Incentive Stock Option is granted to him, owns Common Stock representing more than 10% of the total combined voting power of the Association or its Affiliates (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Employee to which it is granted.

         The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Association and its Affiliates) shall not exceed $100,000. The Committee, in its sole discretion, may accelerate the time at which any Incentive Stock Option may be exercised in whole or in part; provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Association, the Stock Holding Company or the Company, all Incentive Stock Options shall become immediately vested and exercisable in full unless the fair market value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the date of grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Nonstatutory Stock Options. In addition, notwithstanding the foregoing, all Incentive Stock Options shall become immediately vested and exercisable in full on the date an Employee terminates his employment with the Company, the Association or the Stock Holding Company as a result of his Retirement; provided, however, if the fair market value of the additional amount of Incentive Stock Options that will become immediately exercisable as a result of such Retirement shall exceed $100,000 (determined as of the date of grant), that amount of additional Incentive Stock Options that shall become exercisable that exceeds $100,000 shall be exercisable as Non-Statutory Stock Options.

         (f) TERMINATION OF EMPLOYMENT. Upon the termination of an Employee's employment for any reason other than Disability, Change in Control, death, Retirement, Change in Control or Termination for Cause, his Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under his Incentive Stock Options shall expire upon termination.

         In the event of death or Disability of any Employee, all Incentive Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable by such Employee or his legal representatives or beneficiaries for one year following the date of his death or cessation of employment due to Disability. Upon termination of an Employee's service following a Change in Control, all Incentive Stock Options held by such Employee shall be exercisable for a period of one year following the date of his cessation of employment; provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of termination subsequent to the Change in Control. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (g) COMPLIANCE WITH CODE. The Options granted under this Section 8 of the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but neither the Association nor the Stock Holding Company makes any warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code and such failure is not or cannot be cured, such Option shall be a Nonstatutory Stock Option.

9.       LIMITED RIGHTS

         9.1 GRANT OF LIMITED RIGHTS

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Employee of the Association or an Affiliate, with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Association, the Company or the Stock Holding Company.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Association an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change of Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Association or the Stock Holding Company, or in the event of a merger transaction, for shares of the acquiring corporation, or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.      SURRENDER OF OPTION

         In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Association of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the Option on the Date of Grant. Whether the Association accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Association is under no obligation to any Participant whatsoever to make such payments. In the event that the Association accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

11.      RIGHTS OF A SHAREHOLDER; NON-TRANSFERABILITY

         An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Association or its Affiliates or to continue to perform services for the Association or its Affiliates or interferes in any way with the right of the Association or its Affiliates to terminate his services as an officer or other employee at any time.

         No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

12.      AGREEMENT WITH GRANTEES

         Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Association or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.      DESIGNATION OF BENEFICIARY

         A Participant, with the consent of the Committee, may designate a person or persons to receive, in the event of death, any Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Association and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

          In the event of any change in the outstanding shares of Common Stock of the Association by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, including, but not limited to, the conversion of the Company and the formation of the Stock Holding Company in connection therewith as part of a Conversion Transaction or other increase or decrease in such shares without receipt or payment of consideration by the Association, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

         (c) subject to Section 8.1(b) hereof, adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such options.

         No such adjustments, however, may change materially the value of benefits available to a Participant under a previously granted Award.

15.      LIMITATIONS UPON EXERCISE OF OPTIONS

         Notwithstanding any other provision of the Plan, so long as the Company remains in the mutual form of organization and so long as any applicable statute or regulation requires the Company to own at least a majority of the outstanding Common Stock of the Association, an Option granted under this Plan may not be exercised if the exercise of such an Option would result in the Company owning less than a majority of the Common Stock of the Association. Nothing herein shall preclude the Association from issuing additional authorized but unissued shares of Common Stock to the Company to allow for the exercise of options which would otherwise have resulted in the Company owning less than a majority of the Common Stock of the Association.

16.      TREATMENT OF OPTIONS IN THE EVENT OF A CONVERSION TRANSACTION

         In the event that the Company converts to stock form in a Conversion Transaction ("Stock Holding Company"), any Options outstanding shall, at the option of the holder, (i) be convertible into Options for Common Stock of the Stock Holding Company, or (ii) be exercised by the holder prior to the effective date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority shareholders of the Association, the shares of Common Stock of the Association received upon such exercise for shares of Common Stock of the Stock Holding Company. If for any reason such options are not to be converted or such shares are not exchanged, the holders of Options under this plan shall receive cash payment for the shares of stock represented by the Options in an amount equal to the fair market value of the underlying Options or the initial offering price of the Common Stock of the Stock Holding Company for which the Common Stock underlying the Option would otherwise be exchanged, less the original exercise price of such options and, with respect to options that have been exercised, the Stock Holding Company shall redeem such shares for cash in the same manner as such redemption would occur for other minority shareholders of the Association. Any exchange, conversion of Options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

17.      WITHHOLDING

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

18.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, the approval by a majority of the shares represented in person or by proxy shall be required for any such modification or amendment that:

         (a) increases the maximum number of shares for which options may be granted under the Plan (SUBJECT, HOWEVER, to the provisions of Section 14 hereof);

         (b) reduces the exercise price at which Awards may be granted (SUBJECT, HOWEVER, to the provisions of Sections 8.1(a) and 14 hereof):

         (c) extends the period during which options may be granted or exercised beyond the times originally prescribed (subject, however, to the provisions of Section 8.1(a) hereof); or

         (d) changes the persons eligible to participate in the Plan.

         Failure to ratify or approve amendments or modifications to subsections
(a) through (d) of this Section 18 by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

         No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

19.      APPROVAL BY SHAREHOLDERS

         The Plan shall be approved by shareholders of the Association within 12 months after the Plan has been adopted. No Options granted pursuant to the Plan shall be exercisable prior to such shareholder approval.

20.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon the date adopted by the Board of Directors, following the approval of shareholders (the "Effective Date").

21.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the issuance of Common Stock or the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs as set forth in
Section 5 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time; provided that no such action will, without the consent of a Participant, affect adversely his rights under a previously granted Award.

22.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the State of Florida.

                                                                      APPENDIX D

                            COMMUNITY SAVINGS, F. A.
                              AMENDED AND RESTATED
                       1995 RECOGNITION AND RETENTION PLAN
                       FOR EMPLOYEES AND OUTSIDE DIRECTORS

1.       ESTABLISHMENT OF THE PLAN

         Community Savings, F. A. hereby establishes the Association 1995 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in this Recognition Plan.

2.       PURPOSE OF THE PLAN

         The purpose of the Plan is to retain Employees and Outside Directors of experience and ability by providing such persons with a proprietary interest in the Association as compensation for their contributions to the Association and its Affiliates and as an incentive to make such contributions and to promote the Association's growth and profitability in the future.

3.       DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Association, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

         "ASSOCIATION" means Community Savings, F.  A.

         "AWARD" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "BOARD" means the Board of Directors of the Association or the Stock Holding Company in the event of a Conversion Transaction.

         "CAUSE" shall mean personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Association or an Affiliate.

         "CHANGE IN CONTROL" means:

         (1) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Association, the Company or the Stock Holding Company, or a similar transaction in which the Association, the Company or the Stock Holding Company is not the resulting entity;

         (2) individuals who constitute the Incumbent Board of the Association, the Company, or the Stock Holding Company cease for any reason to constitute a majority thereof; or

         (3) a change in control within the meaning of 12 C.F.R. Section 574.4, as determined by the board of directors of the Association, the Stock Holding Company or the Company;

         (4) In the event that the Company converts to the Stock Holding Company on a stand-alone basis, a "change in control" of the Association or the Stock Holding Company (a) shall mean an event of a nature that would be required to be reported in response to Item l (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or l5(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or results in a Change in Control of the Association or the Stock Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof, (b) without limitation shall be deemed to have occurred at such time as
(i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange
Act) other than the Stock Holding Company is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Association or the Stock Holding Company representing 25% or more of the Association's or the Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Association received by the Stock Holding Company in connection with the Reorganization or the Conversion Transaction and any securities purchased by the Association's employee stock ownership plan and trust shall not be counted in determining whether such plan is the beneficial owner of more than 25% of the Association's or the Stock Holding Company's securities, (ii) a proxy statement soliciting proxies from shareholders of the Association or the Stock Holding Company, by someone other than the current management of the Association, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Stock Holding Company or the Association or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Association or the Stock Holding Company, or (iii) a tender offer is made for 25% or more of the voting securities of the Association or the Stock Holding Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Association or the Stock Holding Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         Notwithstanding, the foregoing, a "Change in Control" of the Association or the Company shall not be deemed to have occurred if the Company ceases to own at least 51 % of all outstanding shares of stock of the Association in connection with a conversion of the Company from mutual to stock form.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Stock Benefits Committee of the Board which shall consist of at least three Outside Directors of the Association, all of whom are and must be "disinterested directors," as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934.

         "COMPANY" means ComFed, M. H. C., the mutual holding company of the Association.

         "COMMON STOCK" means shares of the common stock, par value of $1.00 per share, of the Association, or in the event of a Conversion Transaction, the Stock Holding Company.

         "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee of the Association. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Association or in the case of transfers between payroll locations of the Association or between the Association, its parent, its subsidiaries or its successor.

         "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion, as provided by regulations of the Office of Thrift Supervision ("OTS").

         "DIRECTOR" means any director of the Association or an Affiliate.

         "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

         "EFFECTIVE DATE" shall be the date of execution of this Plan.

         "EMPLOYEE" means any person who is employed by the Association or its Affiliates, including officers.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "INCUMBENT BOARD" means, in the case of (i) the Company or the Stock Holding Company, or (ii) the Association, the Board of Directors of the Company, the Stock Holding Company or the Association, respectively, on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

         "OFFERING" means the initial public offering by the Association of up to 49.9% of the number of shares of Common Stock that will be outstanding after such Offering.

         "OUTSIDE DIRECTOR" means any nonemployee director of the Association or an Affiliate.

         "PLAN" means the Community Savings, F. A. 1995 Recognition and Retention Plan of the Association.

         "RECIPIENT" means an Employee or Director of the Association who receives a Restricted Stock Award under this Plan.

         "REORGANIZATION" means the reorganization of Community Savings, F. A. as a stock savings association and the establishment of the Company as its mutual holding company parent.

         "RESTRICTED PERIOD" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 hereof with respect to Restricted Stock awarded under the Plan.

         "RESTRICTED STOCK" means shares which have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6 hereof, so long as such restrictions are in effect.

         "RETIREMENT" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company, the Association or the Stock Holding Company, or, if no such plan is applicable, which would constitute "retirement" under the Association's pension benefit plan, if such individual were a participant in that plan. With respect to Outside Directors, retirement means retirement from service on the Board of Directors of the Company, the Association or the

Stock Holding Company or any successor thereto (including service as a director emeritus or advisory director) after attaining the age of 65.

         "STOCK HOLDING COMPANY" means the holding company resulting from a stock conversion of the Company in a Conversion Transaction.

4.       ADMINISTRATION OF THE PLAN.

         4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Restricted Stock Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.05, the Board may not revoke any Restricted Stock Award except in the event of Revocation for Cause, or with respect to unearned Restricted Stock Awards in the event a Recipient of a Restricted Stock Award voluntarily terminates employment with the Association.

          4.03 PLAN ADMINISTRATION RESTRICTIONS. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding any term to the contrary appearing in this Plan, unless permitted by Rule 16b-3(c)(2)(ii), subsequent to the establishment of the Plan, the Committee, and the Board of Directors shall not have the authority to determine the amount and price of securities to be awarded and/or timing of awards to Outside Directors which terms shall be set forth in the Plan. To the extent any provision of the Plan or action by Plan administrators fails to comply with this Section, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

         4.04 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Restricted Stock Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Association and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, that the provisions of 12 C.F.R. Section 545.121 shall apply to any indemnification made pursuant to this Section and any such indemnification shall be consistent therewith.

         5.    ELIGIBILITY; AWARDS

         5.01 ELIGIBILITY. Employees and Outside Directors of the Association and its Affiliates are eligible to receive Restricted Stock Awards.

         5.02 AWARDS TO EMPLOYEES. The Committee may determine which of the Employees referenced in Section 5.01 will be granted Restricted Stock Awards and the number of Shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Plan, the Charter, Bylaws or Plan of Reorganization from Mutual Savings Association to Mutual Holding Company and Stock Issuance Plan of the Association or any applicable federal or state law or regulation. Shares of Restricted Stock which are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under this Plan. In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Employees referenced in Section 5.01 will be granted additional Restricted Stock Awards to be awarded from forfeited Restricted Stock. In selecting those Employees to whom Restricted Stock Awards will be granted and the number of Restricted Stock covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Association and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Association and its Affiliates. The total number of shares that will be awarded or reserved for Employees under this Plan shall be at least three percent (3%) of the shares issued in the Offering.

          No Restricted Stock shall be earned unless the Employee maintains Continuous Service with the Association or any Affiliate until the restrictions lapse.

         5.03 AWARDS TO OUTSIDE DIRECTORS. Each Outside Director serving on the Board of Directors of the Association or its Affiliate on the Effective Date shall be issued a Restricted Stock Award equal to 4,750 shares of Restricted Stock. The total number of shares that will be awarded or reserved for Outside Directors under this Plan shall not exceed one percent (1%) of the shares issued in the Offering.

         Any  person  who  becomes  an  Outside   Director  of  the  Association
subsequent to the date of approval of this Plan by shareholders shall receive an Award of Restricted Stock equal to 100 shares, subject to availability.

         No Restricted Stock shall be earned by an Outside Director unless the Outside Director maintains continuous service with the Association or Affiliates until the restrictions lapse.

         5.04 MANNER OF AWARD. As promptly as practicable after a determination is made pursuant to Section 5.02 that a Restricted Stock Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Association or the Stock Holding Company, as the case may be, a restricted stock agreement setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock (the "Restricted Stock Agreement"), together with a stock power endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Association (the "Escrow Agents") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         5.05 TREATMENT OF FORFEITED SHARES. In the event shares of Restricted Stock are forfeited by a Recipient hereunder, such shares shall be returned to the Association or the Stock Holding Company and shall be held and accounted for by the Association or the Stock Holding Company pursuant to the terms of the Plan until such time as the Committee re-awards such shares to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

         6.    TERMS AND CONDITIONS OF RESTRICTED STOCK

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs 6.01 through 6.09 of this
Section 6, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         6.01 GENERAL RULES. Restricted Stock shall be earned by an Employee at the rate determined by the Committee. Restricted Stock Awards granted to Outside Directors shall be earned by an Outside Director at the rate determined by the Committee. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to shares issued to Employees, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

         6.02  CONTINUOUS  SERVICE;  FORFEITURE.  Except as  provided in Section
6.04 hereof, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability or Retirement as provided in Section 6.03), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited and returned to Trust.

         6.03 EXCEPTION FOR TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. Notwithstanding the general rule contained in Section 6.01, Restricted Stock awarded to a Recipient whose employment with or service to the Association or an Affiliate terminates due to death, Disability or Retirement, or any part thereof that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Association or an Affiliate.

         6.04 EXCEPTION FOR A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 6.01, all Restricted Stock subject to a Restricted Stock Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control of the Association, the Company or the Stock Holding Company.

         6.05 REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Restricted Stock Award, or portion thereof, previously awarded under this Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of an Employee whose employment is terminated by the Association or an Affiliate for Cause, or who is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause.

         6.06 RESTRICTED STOCK LEGEND. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1995 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Community Savings, F. A., 660 U.S. Highway One, North Palm Beach, Florida 33408-1808."

         6.07 PAYMENT OF DIVIDENDS. After a Restricted Stock Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends or stock dividend paid with respect to such shares. Unless the Recipient has made an election under Section 83(b) of the Code, any dividends so paid on shares which have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid.

         6.08 VOTING OF RESTRICTED SHARES. After a Restricted Stock Award has been granted, the Recipient as owner of such shares shall have the right to vote such shares.

         6.09 DELIVERY OF EARNED SHARES. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary, the certificate(s) and stock power deposited with it pursuant to Section 6.04 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding shares subsequent to the effective date of the Plan by reason of any reorganization (other than the Reorganization), recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure, including, but not limited to, the conversion of the Company and the formation of the Stock Holding Company in connection therewith as part of a Conversion Transaction, or shares of the Association, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number of shares subject to unvested Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Association in the manner provided in Section 6.06 hereof.

8.       ASSIGNMENTS AND TRANSFERS

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Recipient, by will or the laws of descent and distribution.

9.       EMPLOYEE RIGHTS UNDER THE PLAN

         No Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Association or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to be retained in the employ of the Association or any Affiliate.

10.      WITHHOLDING TAX

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Employee under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Association shall have the right to require the Employee or other person receiving such shares to pay the Association the amount of any taxes which the Association is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Association shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Association is required to withhold with respect to such dividend payments.

11.      TREATMENT OF RESTRICTED STOCK IN THE EVENT OF CONVERSION TRANSACTION

         In the event that the Company converts to stock form in a Conversion Transaction, any Restricted Stock shall be exchanged into shares of Common Stock of the Stock Holding Company, provided, however, that if for any reason such shares are not to be exchanged, the Stock Holding Company shall, simultaneously with the closing of the Conversion Transaction, purchase Restricted Stock for cash equal to the fair market value of such Restricted Stock or Shares. Any exchange of shares or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

12.      AMENDMENT OR TERMINATION

         The Board of Directors of the Association or the Stock Holding Company may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 6 hereof) no amendment shall be made without approval of the shareholders of the Association which shall (i) materially increase the aggregate number of shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of shares which may be subject to Awards to Recipients who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan.

13.      GOVERNING LAW

         The Plan shall be governed by the laws of the State of Florida.

14.      TERM OF PLAN

         The Plan shall become effective upon its adoption by the Board of Directors of the Association, following the approval of the Plan by shareholders. It shall continue in effect for a term of fifteen years unless sooner terminated under Section 12 hereof.

                          [X] Please mark your vote as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

Proposal 1 - Approval of the Amended and Restated 1999 Stock Option Plan, the Amended and Restated 1999 Recognition and Retention Plan and Trust, the Amended and Restated 1995 Stock Option Plan and the Amended and Restated 1995 Recognition and Retention Plan for Employees and Outside Directors.


                  FOR               AGAINST             ABSTAIN

                  [ ]                 [ ]                 [ ]

This proxy will be voted as directed, but if no instruction is specified, this Proxy will be voted FOR Proposal 1 and otherwise at the discretion of the proxy holders.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of Community Savings Bankshares, Inc. called for December 21, 1999 and the accompanying Proxy Statement prior to the signing of this Proxy.

IF YOU VOTE BY TELEPHONE AS INSTRUCTED BELOW, THERE IS NO NEED TO MAIL BACK YOUR PROXY.




SIGNATURE________________________ SIGNATURE_________________  DATE______________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE STOCK CERTIFICATE(S). WHERE STOCK IS ISSUED IN TWO OR MORE NAMES, ONLY ONE NEED SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH. A CORPORATION SHOULD SIGN BY AN AUTHORIZED OFFICER AND AFFIX ITS SEAL. A PARTNERSHIP SHOULD SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                            ^ FOLD AND DETACH HERE ^

        ----------------------------------------------------------------
                                VOTE BY TELEPHONE
        [GRAPHIC OMITTED] QUICK *** EASY *** IMMEDIATE [GRAPHIC OMITTED]
        ----------------------------------------------------------------

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: CALL TOLL-FREE 1-800-840-1208 ON A TOUCH TONE TELEPHONE 24 hours a day-7days a week

    THERE IS NO CHARGE TO YOU FOR THIS CALL. - HAVE YOUR PROXY CARD IN HAND.

YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED IN THE BOX IN THE
                      LOWER RIGHT HAND CORNER OF THIS FORM

--------------------------------------------------------------------------------
     TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON THE PROPOSAL, PRESS 1
--------------------------------------------------------------------------------

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

     Proposal 1 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                             THANK YOU FOR VOTING.

Dear Shareholder(s):

Enclosed are materials relative to the Special Meeting of Shareholders of Community Savings Bankshares, Inc. The Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting, as summarized on the attached proxy card. Whether you expect to attend the Special Meeting or not, please either complete and return the attached proxy card in the enclosed, pre-paid envelope or follow the instructions for telephonic voting set forth on the proxy card. Your prompt return of the proxy card (or your telephonic vote) will save us the expense of sending further requests for proxies.

As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Sincerely,


/s/ JAMES B. PITTARD, JR.
-----------------------------------------
    James B. Pittard, Jr.
    President and Chief Executive Officer


P.S. To assist you in locating the Embassy Suites PGA, we've included a map on the reverse side of this card.

REVOCABLE PROXY

                        SPECIAL MEETING OF SHAREHOLDERS

                       COMMUNITY SAVINGS BANKSHARES, INC.
                              660 U.S. Highway One
                        NORTH PALM BEACH, FLORIDA 33408

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of Community Savings Bankshares, Inc. (the "Company") as of October 29, 1999, hereby authorizes the Board of Directors of the Company, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Shareholders to be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Tuesday, December 21, 1999 at 1:30 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.

                            ^ FOLD AND DETACH HERE ^

EMBASSY SUITES  [GRAPHIC OMITTED - MAP OF HOTEL]


4350 PGA Blvd.
Palm Beach Gardens, FL 33410
Telephone 561-622-1000


LOCATION

Conveniently located at Interstate 95 exit 57B PGA Blvd. west, just 1 mile from the Florida Turnpike exit 109.

                          [X] Please mark your vote as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

Proposal 1 - Approval of the Amended and Restated 1999 Stock Option Plan, the Amended and Restated 1999 Recognition and Retention Plan and Trust, the Amended and Restated 1995 Stock Option Plan and the Amended and Restated 1995 Recognition and Retention Plan for Employees and Outside Directors.


                  FOR               AGAINST             ABSTAIN

                  [ ]                 [ ]                 [ ]

This proxy will be voted as directed, but if no instruction is specified, this Proxy will be voted FOR Proposal 1 and otherwise at the discretion of the proxy holders.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of Community Savings Bankshares, Inc. called for December 21, 1999 and the accompanying Proxy Statement prior to the signing of this Proxy.




SIGNATURE________________________ SIGNATURE_________________  DATE______________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE STOCK CERTIFICATE(S). WHERE STOCK IS ISSUED IN TWO OR MORE NAMES, ONLY ONE NEED SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH. A CORPORATION SHOULD SIGN BY AN AUTHORIZED OFFICER AND AFFIX ITS SEAL. A PARTNERSHIP SHOULD SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                            ^ FOLD AND DETACH HERE ^

Dear Shareholder(s):

Enclosed are materials relative to the Special Meeting of Shareholders of Community Sav i n g s Bankshares, Inc. The Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting, as summarized on the attached proxy card. Whether you expect to attend the Special Meeting or not, please complete and return the attached proxy card in the enclosed, pre-paid envelope. Your prompt return of the proxy card will save us the expense of sending further requests for proxies.

As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Sincerely,

/s/ JAMES B. PITTARD, JR.
-----------------------------------------
    James B. Pittard, Jr.
    President and Chief Executive Officer

P.S. To assist you in locating the Embassy Suites PGA, we've included a map on the reverse side of this card.

REVOCABLE PROXY

                        SPECIAL MEETING OF SHAREHOLDERS

                       COMMUNITY SAVINGS BANKSHARES, INC.
                              660 U.S. Highway One
                        NORTH PALM BEACH, FLORIDA 33408

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of Community Savings Bankshares, Inc. (the "Company") as of October 29, 1999, hereby authorizes the Board of Directors of the Company, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Shareholders to be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Tuesday, December 21, 1999 at 1:30 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.

                            ^ FOLD AND DETACH HERE ^

EMBASSY SUITES  [GRAPHIC OMITTED - MAP OF HOTEL]


4350 PGA Blvd.
Palm Beach Gardens, FL 33410
Telephone 561-622-1000


LOCATION

Conveniently located at Interstate 95 exit 57B PGA Blvd. west, just 1 mile from the Florida Turnpike exit 109.